UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2017

BARNES & NOBLE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountain View Blvd., Basking Ridge, NJ		07920
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 991-2665

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 7.01.	Regulation FD Disclosure.

Barnes & Noble Education, Inc. (the “Company”) is providing supplemental historical pro forma quarterly and fiscal year 2017 information for its subsidiary, MBS Textbook Exchange, LLC, acquired by the Company on February 27, 2017 (the “Acquisition”). The supplemental information is contained in the investor presentation attached hereto as Exhibit 99.1 and may be found on the Company’s investor relations website at www.investor.bned.com (the "Investor Presentation").

On May 8, 2017, the Company filed a Form 8-K/A with the SEC to provide unaudited pro forma condensed combined financial information to illustrate the effect of the Acquisition (the “Pro-Forma 8-K/A”). The unaudited pro forma condensed combined statement of operations were provided for the 39 weeks ended January 28, 2017 and were based on the historical consolidated results of operations of the Company and MBS, giving effect to the Acquisition as if it occurred on May 1, 2016.

The information provided in the Investor Presentation provides supplemental historical unaudited pro forma quarterly and fiscal year 2017 information for MBS and the Company’s consolidated results of operations. The information provided in the Investor Presentation should be read in conjunction with the unaudited pro forma condensed combined financial statements and accompanying notes to the unaudited pro forma condensed combined financial statements contained in the Pro-Forma 8-K/A.

The Investor Presentation also includes the Company’s Adjusted EBITDA guidance for the Company’s fiscal year 2018.

The Investor Presentation shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filings that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

The following exhibits are filed as a part of this Current Report:

Exhibit No.	Description

99.1	Investor materials labeled "Barnes & Noble Education, Inc Financial Supplement"made available October 30, 2017.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: October 30, 2017
BARNES & NOBLE EDUCATION, INC.,

By:     /s/ Barry Brover
Name:     Barry Brover
Title:     Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor materials labeled "Barnes & Noble Education, Inc Financial Supplement"made available October 30, 2017.